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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 12, 1999 included in Axurix Corp.'s Annual Report on Form 10-K for the period from April 1, 1998 to October 2, 1998 and to all references to our Firm included in this registration statement.

/s/ ARTHUR ANDERSEN
ARTHUR ANDERSEN

London, England
28 July, 2000